UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2020

Apollo Strategic Growth Capital
(Exact name of registrant as specified in its charter)

Cayman Islands	001-39576	98-0598290
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 West 57th Street, 43rd Floor New York, NY 10019	10019
(Address of principal executive offices)	(Zip Code)

(212) 515-3200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.00005 par value, and one-third of one warrant	APSG.U	New York Stock Exchange
Class A ordinary share	APSG	New York Stock Exchange
Warrants included as part of the units	APSG WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On October 6, 2020, Apollo Strategic Growth Capital (the “Company”) consummated its initial public offering (the “IPO”) of 75,000,000 units (the “Units”). Each Unit consists of one share of the Company’s Class A ordinary share, par value $0.00005 per share (the “Class A Ordinary Share”), and one-third of one warrant of the Company (the “Warrants”), each whole warrant entitling the holder thereof to purchase one whole Class A Ordinary Share at a price of $11.50 per share, subject to adjustment as provided in the Company’s registration statement on Form S-1, initially filed with the Securities and Exchange Commission on September 16, 2020 (File No. 333-248847) and subsequently amended (the “Registration Statement”). The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $750,000,000. The Company has granted the underwriters a 45-day over-allotment option to purchase up to an additional 11,250,000 Units.

Simultaneously with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 11,333,334 warrants (the “Private Placement Warrants”) at a purchase price of $1.50 per Private Placement Warrant, to the Company’s sponsor, APSG Sponsor, L.P. (the “Sponsor”), generating gross proceeds to the Company of $17,000,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except that the Sponsor has agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The Private Placement Warrants are also not redeemable by the Company so long as they are held by the Sponsor or its permitted transferees.

A total of $750,000,000 was placed in a U.S.-based trust account with Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to pay its taxes, the proceeds from the IPO will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association to modify the substance or timing of its obligation to redeem 100% of its public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO (or 27 months from the closing of the IPO if the Company has executed a letter of intent, agreement in principle or definitive agreement for an initial business combination within 24 months from the closing of the IPO), and (iii) the redemption of all of the Company’s public shares if it is unable to complete its business combination within 24 months (or 27 months upon the satisfaction of the conditions set forth in (ii)) from the closing of the IPO, subject to applicable law.

In connection with the IPO, the Company entered into the following agreements forms of which were previously filed as exhibits to the Company’s Registration Statement:

•	An Underwriting Agreement, dated October 1, 2020, among the Company and Citigroup Global Markets Inc., as representative of the underwriters.

•	A Warrant Agreement, dated October 1, 2020, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

•	A Letter Agreement, dated October 1, 2020, among the Company, its officers and directors and the Sponsor.

•	An Investment Management Trust Agreement, dated October 1, 2020, between the Company and Continental Stock Transfer & Trust Company, as trustee.

•	A Registration Rights Agreement, dated October 1, 2020, among the Company, the Sponsor and certain other security holders named therein.

•	A Private Placement Warrants Purchase Agreement, dated September 30, 2020, between the Company and the Sponsor.

•	An Indemnification Agreement, dated October 1, 2020, between the Company and Scott Kleinman.

•	An Indemnification Agreement, dated October 1, 2020, between the Company and Sanjay Patel.

•	An Indemnification Agreement, dated October 1, 2020, between the Company and James Crossen.

•	An Indemnification Agreement, dated October 1, 2020, between the Company and Jennifer Fleiss.

•	An Indemnification Agreement, dated October 1, 2020, between the Company and Mitch Garber.

•	An Indemnification Agreement, dated October 1, 2020, between the Company and James H. Simmons III.

•	An Administrative Services Agreement, dated October 1, 2020, between the Company and the Sponsor.

The Company also adopted the Second Amended and Restated Memorandum and Articles of Association on October 1, 2020, which both restates and amends the provisions of the amended and restated memorandum and articles of association of the Company.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed with this Form 8-K:

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated October 1, 2020, among the Company and Citigroup Global Markets Inc., as representative of the underwriters.

3.1	Second Amended and Restated Memorandum and Articles of Association of Apollo Strategic Growth Capital.

4.1	Warrant Agreement, dated October 1, 2020, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated October 1, 2020, among the Company, its officers and directors and the Sponsor.

10.2	Investment Management Trust Agreement, dated October 1, 2020, between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated October 1, 2020, among the Company, the Sponsor and certain other security holders named therein.

10.4	Private Placement Warrants Purchase Agreement, dated September 30, 2020, between the Company and the Sponsor.

10.5	Indemnification Agreement, dated October 1, 2020, between the Company and Scott Kleinman.

10.6	Indemnification Agreement, dated October 1, 2020, between the Company and Sanjay Patel.

10.7	Indemnification Agreement, dated October 1, 2020, between the Company and James Crossen.

10.8	Indemnification Agreement, dated October 1, 2020, between the Company and Jennifer Fleiss.

10.9	Indemnification Agreement, dated October 1, 2020, between the Company and Mitch Garber.

10.10	Indemnification Agreement, dated October 1, 2020, between the Company and James H. Simmons III.

10.11	Administrative Services Agreement, dated October 1, 2020, between the Company and the Sponsor.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apollo Strategic Growth Capital

Date: October 6, 2020	By:	/s/ James Crossen
		Name:	James Crossen
		Title:	Chief Financial Officer and Secretary